Exhibit 99.1

                        Clayton Williams Energy Announces
     2005 First Quarter Results; Rising Oil and Gas Prices Result in $31.5
                            Million Non-Cash Charge


    MIDLAND, Texas--(BUSINESS WIRE)--May 4, 2005--Clayton Williams Energy, Inc. (NASDAQ:CWEI) reported a net loss for the first quarter of 2005 of $9 million, or $.83 per share, as compared to net income of $4.8 million, or $.50 per share, for the first quarter of 2004. Cash flow from operations for the quarter was $29.9 million, as compared to $21.6 million during the same period in 2004.
    For the first quarter of 2005, the Company reported a $35.1 million expense for the change in fair value of derivatives, $31.5 million of which was a non-cash charge to record the Company's derivative positions at their fair value on March 31, 2005. Rising oil and gas prices had a material negative impact on the fair value of the Company's commodity derivatives, most of which were assumed in connection with the acquisition of Southwest Royalties, Inc., in May
2004.
    Exploration costs for the first quarter of 2005 were $12.1 million, as compared to $6.6 million for the same period in 2004. As previously announced, exploration costs for the current quarter included a pre-tax charge of $7.2 million related to the abandonment of the Catherine Destefano #1 well in Robertson County, Texas.
    Oil and gas sales for the first quarter of 2005 increased $25.2 million (69%) to $61.5 million from $36.3 million in the 2004 quarter.
Higher oil and gas prices resulted in $13.9 million of the increase, and higher oil and gas production accounted for the remaining $11.3 million. Average realized oil prices in the first quarter of 2005 increased 41% from $34.04 to $47.83 per barrel while gas prices increased 20% from $5.17 to $6.22 per Mcf. Oil production for the first quarter of 2005 increased 65% to 619,000 barrels, or 6,878 barrels per day, from 375,000 barrels, or 4,121 barrels per day. Gas production increased 14% to 4.8 Bcf, or 52,900 Mcf per day, from 4.2
Bcf, or 45,901 Mcf per day in 2004. Incremental production from the Southwest Royalties acquisition and from recently completed wells in Louisiana accounted for most of the increase in production.
    The Company will host a conference call to discuss these results and other forward-looking items today, May 4th at 1:30 pm CT (2:30 pm
ET). The dial-in conference number is: 800-901-5213, passcode
12745692. The replay will be available for one week at 888-286-8010, passcode 87875609.
    To access the Internet webcast, please go to the Investor
Relations section of the Company's website at www.claytonwilliams.com and click on "Live Webcast." Following the live webcast, the call will be archived for a period of 90 days on the Company's website.
    Clayton Williams Energy, Inc. is an independent energy company located in Midland, Texas.

    Except for historical information, statements made in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, production variance from expectations, volatility or oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, uncertainties about estimates of reserves, competition, government regulation, costs and results of drilling new projects, and mechanical and other inherent risks associated with oil and gas production. These risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.


                     CLAYTON WILLIAMS ENERGY, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (Unaudited)
                   (In thousands, except per share)

                                                   Three Months Ended
                                                       March 31,
                                                  --------------------
                                                     2005       2004
                                                  ---------- ---------
REVENUES
  Oil and gas sales                                 $61,496   $36,332
  Natural gas services                                2,581     2,527
  Gain on sales of property and equipment             1,612         5
                                                  ---------- ---------
    Total revenues                                   65,689    38,864
                                                  ---------- ---------

COSTS AND EXPENSES
  Production                                         12,571     6,955
  Exploration:
    Abandonments and impairments                     11,270     4,632
    Seismic and other                                   788     1,925
  Natural gas services                                2,417     2,352
  Depreciation, depletion and amortization           12,292     8,524
  Accretion of abandonment obligations                  279       175
  General and administrative                          2,518     3,301
  Loss on sales of property and equipment                32         -
                                                  ---------- ---------
    Total costs and expenses                         42,167    27,864
                                                  ---------- ---------
    Operating income                                 23,522    11,000
                                                  ---------- ---------

OTHER INCOME (EXPENSE)
  Interest expense                                   (2,366)     (460)
  Change in fair value of derivatives               (35,089)   (3,093)
  Other                                                 446      (124)
                                                  ---------- ---------
    Total other income (expense)                    (37,009)   (3,677)
                                                  ---------- ---------

Income (loss) before income taxes                   (13,487)    7,323

Income tax expense (benefit)                         (4,495)    2,510

                                                  ---------- ---------
NET INCOME (LOSS)                                   $(8,992)   $4,813
                                                  ========== =========


Net income (loss) per common share:
Basic:
  Income (loss) before extraordinary items           $(0.83)    $0.51
                                                  ========== =========
  Net income (loss)                                  $(0.83)    $0.51
                                                  ========== =========

Diluted:
  Income (loss) before extraordinary items           $(0.83)    $0.50
                                                  ========== =========
  Net income (loss)                                  $(0.83)    $0.50
                                                  ========== =========

Weighted average common shares outstanding:
  Basic                                              10,792     9,371
                                                  ========== =========
  Diluted                                            10,792     9,720
                                                  ========== =========

                    CLAYTON WILLIAMS ENERGY, INC.
                     CONSOLIDATED BALANCE SHEETS
                             (Unaudited)
                            (In thousands)

                                ASSETS
                                               March 31,  December 31,
                                                  2005        2004
                                              ----------- ------------
CURRENT ASSETS
 Cash and cash equivalents                       $10,902      $16,359
 Accounts receivable:
   Oil and gas sales, net                         27,651       25,573
   Joint interest and other, net                   6,754        4,653
   Affiliates                                        841          553
 Inventory                                         5,569        5,202
 Deferred income taxes                               648          625
 Fair value of derivatives                           126        2,333
 Prepaids and other                                1,670        1,401
                                              ----------- ------------
                                                  54,161       56,699
                                              ----------- ------------
PROPERTY AND EQUIPMENT
 Oil and gas properties, successful efforts
  method                                         925,063      909,095
 Natural gas gathering and processing systems     17,311       17,286
 Other                                            11,859       11,839
                                              ----------- ------------
                                                 954,233      938,220
 Less accumulated depreciation, depletion and
  amortization                                  (542,851)    (539,860)
                                              ----------- ------------
   Property and equipment, net                   411,382      398,360
                                              ----------- ------------

OTHER ASSETS                                       7,172        7,176
                                              ----------- ------------

                                                $472,715     $462,235
                                              =========== ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable:
   Trade                                         $42,361      $51,014
   Oil and gas sales                               8,666       11,223
   Affiliates                                      2,206        2,954
 Current maturities of long-term debt                 30           31
 Fair value of derivatives                        28,119       16,026
 Accrued liabilities and other                     3,045        3,017
                                              ----------- ------------
                                                  84,427       84,265
                                              ----------- ------------

NON-CURRENT LIABILITIES
 Long-term debt                                  183,712      177,519
 Deferred income taxes                            32,270       36,897
 Fair value of derivatives                        46,136       28,958
 Other                                            17,351       17,000
                                              ----------- ------------
                                                 279,469      260,374
                                              ----------- ------------

STOCKHOLDERS' EQUITY:
 Preferred stock, par value $.10 per share             -            -
 Common stock, par value $.10 per share            1,079        1,078
 Additional paid-in capital                      104,888      104,674
 Retained earnings                                 2,852       11,844
                                              ----------- ------------
                                                 108,819      117,596
                                              ----------- ------------

                                                $472,715     $462,235
                                              =========== ============

                     CLAYTON WILLIAMS ENERGY, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (Unaudited)
                            (In thousands)

                                                   Three Months Ended
                                                        March 31,
                                                   -------------------
                                                      2005      2004
                                                   --------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                                  $(8,992)   $4,813
 Adjustments to reconcile net income (loss) to
  cash provided by operating activities:
      Depreciation, depletion and amortization       12,292     8,524
      Exploration costs                              11,270     4,632
      (Gain) loss on sales of property and
       equipment                                     (1,580)       (5)
      Deferred income taxes                          (4,651)    2,510
      Non-cash employee compensation                    333       752
      Change in fair value of derivatives            31,452     2,945
      Settlements on derivatives with financing
       elements                                       4,205         -
      Accretion of abandonment obligations              279       175


 Changes in operating working capital:
      Accounts receivable                            (4,467)    1,613
      Accounts payable                              (10,166)   (3,544)
      Other                                             (29)     (771)
                                                   --------- ---------
        Net cash provided by operating activities    29,946    21,644
                                                   --------- ---------

CASH FLOWS FROM INVESTING ACTIVITIES
      Additions to property and equipment           (38,814)  (28,604)
      Proceeds from sales of property and equipment   1,694         5
      Other                                            (278)      137
                                                   --------- ---------
        Net cash used in investing activities       (37,398)  (28,462)
                                                   --------- ---------

CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds from long-term debt                    6,200         -
      Repayments of long-term debt                        -      (641)
      Settlements on derivatives with financing
       elements                                      (4,205)        -
                                                   --------- ---------
        Net cash provided by (used in) financing
         activities                                   1,995      (641)
                                                   --------- ---------

NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                                         (5,457)   (7,459)

CASH AND CASH EQUIVALENTS
      Beginning of period                            16,359    15,454

                                                   --------- ---------
      End of period                                 $10,902    $7,995
                                                   ========= =========

                     Clayton Williams Energy, Inc.
                   Summary Production and Price Data
                              (Unaudited)

                                                  Three Months Ended
                                                       March 31,
                                                 ---------------------
                                                    2005       2004
                                                 ----------- ---------
 Average Daily Production:
    Natural Gas (Mcf):
         Austin Chalk (Trend)                         2,558     3,669
         Cotton Valley Reef Complex                  18,014    28,119
         Louisiana                                   15,272    10,739
         Permian Basin                               16,156     1,866
         Other                                          900     1,508
                                                 ----------- ---------
                   Total                             52,900    45,901
                                                 =========== =========

    Oil (Bbls):
         Austin Chalk (Trend)                         2,033     2,393
         Louisiana                                    1,474       738
         Permian Basin                                3,332       940
         Other                                           39        50
                                                 ----------- ---------
                   Total                              6,878     4,121
                                                 =========== =========

    Natural gas liquids (Bbls):
         Austin Chalk (Trend)                           337       371
         Permian Basin                                  233       186
         Other                                          163       201
                                                 ----------- ---------
                   Total                                733       758
                                                 =========== =========

 Total Production:
    Natural Gas (MMcf)                                4,761     4,177
    Oil (MBbls)                                         619       375
    Natural gas liquids (MBbls)                          66        69
                                                 ----------- ---------
    Gas Equivalents (MMcfe)                           8,871     6,841


 Average Realized Prices (a):
    Gas ($/Mcf):                                      $6.22     $5.17
                                                 =========== =========
    Oil ($/Bbl):                                     $47.83    $34.04
                                                 =========== =========
    Natural gas liquids ($/Bbl)                      $27.50    $24.57
                                                 =========== =========

                    CLAYTON WILLIAMS ENERGY, INC.
            Notes to tables and supplemental information

(a) The Company did not designate any of its 2004 or 2005 derivatives as cash flow hedges under Statement of Financial Accounting Standards No. 133, as amended. All changes in the fair value of these contracts prior to maturity, plus any realized gains or losses at maturity, are recorded as other income (expense) in the Company's statements of operations and are excluded from the computation of average realized prices from oil and gas sales. Actual losses on settled contracts totaled $3.5 million in the first quarter of 2005 and $149,000 in the first quarter of 2004.




    CONTACT: Clayton Williams Energy, Inc., Midland
             Patti Hollums, 432-688-3419
             cwei@claytonwilliams.com
             or
             Mel G. Riggs, 432-688-3431
             www.claytonwilliams.com